UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): June 20, 2007

METRIS MASTER TRUST

(Exact name of registrant as specified in its charter)

HSBC FINANCE CORPORATION

(Servicer of the Trust)

(Exact name as specified in Servicer’s charter)

Delaware (State or other jurisdiction of incorporation )	000-23961 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Servicer Zip Code)

847-564-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Exhibit
99.1

Monthly Statement to Securityholders' with respect to the distribution on June 20, 2007 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-2 Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION, as Servicer of and on behalf of METRIS MASTER TRUST (Registrant) By: /s/ Patrick D. Schwartz Name: Patrick D. Schwartz Authorized Representative

Dated: June 20, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1

Monthly Statement to Securityholders' with respect to the distribution on June 20, 2007 pursuant to the Fourth Amended and Restated Pooling and Sevicing Agreement dated as of December 1, 2005, by and among Metris Receivables, Inc., as Transferor, HSBC Finance Corporation, as Servicer and U.S. Bank National Association, as Trustee on behalf of the Security holders of the Metris Master Trust with respect to the Series 2005-2 Securities.

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